EXHIBIT 99.1
ESCROW AGREEMENT
     THIS ESCROW AGREEMENT (this “Agreement”), dated as of the 1st day of January 2006 by and among Numerex Corp. (“Numerex”), Airdesk LLC, a wholly owned subsidiary of Numerex (“AD”), AirDesk, Inc. (“Airdesk”), and Salisbury & Ryan LLP (“Escrow Agent”).
     WHEREAS, Numerex and Airdesk are parties to that certain Asset Transfer Agreement dated on or about the date hereof (the “Transfer Agreement”), a copy of which is attached hereto, providing for the sale by Airdesk of substantially all of the assets used in its business to AD (the “Transaction”);
     WHEREAS, pursuant to the Transfer Agreement, Numerex and/or AD is required to deposit 606,787 shares of Numerex Corp. Class A Common Stock subject to Rule 144 restrictions (the “Numerex Stock”) for payment of the Transfer Price (as defined in the Transfer Agreement). Any capitalized terms not defined herein shall have the meaning set forth in the Transfer Agreement;
     WHEREAS, the Numerex Stock is to be delivered to the Escrow Agent to be held in escrow and released by the Escrow Agent in accordance with the terms and conditions of this Agreement; and
     WHEREAS, the Escrow Agent is willing to serve as escrow agent pursuant to the terms and conditions of this Agreement.
     NOW THEREFORE, the parties agree as follows:
ARTICLE I: DELIVERIES TO THE ESCROW AGENT
1.1 Delivery of Numerex Stock to Escrow Agent. On or about the date hereof, Numerex shall deliver to the Escrow Agent the Numerex Stock.
1.2 Intention to Create Escrow Over Numerex Stock. Numerex, AD and Airdesk intend that the Numerex Stock shall be held in escrow by the Escrow Agent pursuant to this Agreement for their benefit as set forth herein.
1.3 Escrow Agent to Deliver Numerex Stock. The Escrow Agent shall hold and release the Numerex Stock only in accordance with the terms and conditions of this Agreement.
1.4 Voting Rights and Distributions. The Numerex Stock held by the Escrow Agent shall remain registered in the name of Airdesk, and Airdesk shall be entitled to vote the Numerex Stock granted pursuant to Section 1.3(a)(i) and (iii) of the Transfer Agreement and to receive all cash dividends and distributions paid thereon. As long as any shares of Numerex Stock continue to be held by the Escrow Agent pursuant to this Agreement, Numerex shall deposit with the

Escrow Agent, to be held pursuant to the terms hereof, any additional shares that Airdesk may be entitled to receive in respect of such Numerex Stock by way of conversion, stock dividend, stock split, reclassification, recapitalization or corporate reorganization. The term “Numerex Stock,” as used in this Agreement, shall include any additional securities delivered to the Escrow Agent pursuant to the preceding sentence of this Section 1.4.
1.5 Stock Pledge. The parties acknowledge and agree that a portion of the Numerex Stock held by the Escrow Agent represents shares pledged pursuant to a Promissory Note and Stock Pledge Agreement executed by Michael W. Lang (“Lang”) in favor of Numerex of even date herewith (the “Note and Pledge”) and that Numerex’s right under such Note and Pledge take priority over any other rights that Airdesk and/or Lang may have under this Agreement or any documents executed in connection with the Transaction.
ARTICLE II: ADJUSTMENT TO NUMEREX STOCK
2.1	The parties acknowledge and agree that the Numerex Stock is subject to adjustment or release as set forth in Section 1.4 of the Transfer Agreement (hereinafter “Adjustment”).
2.2	In the event AD or Airdesk exercises its respective right to an Adjustment, AD and Numerex, on the one hand, or Airdesk on the other hand, will give written notice to the parties to this Agreement, specifying (a) the nature of the Adjustment and (b) the number of shares of Numerex Stock subject to Adjustment.
2.3	Upon the receipt of notice in accordance with Section 2.2 above, the party receiving the notice shall have ten (10) business days to object to such Adjustment, which objection shall be provided in writing to the parties to this Agreement, specifying such notifying party’s arguments in opposition to the Adjustment.
2.4	AD, Numerex and Airdesk agree to execute Joint Intructions (as defined below) with respect to any Earn Out amounts owed as provided in the Transfer Agreement and Exhibit B to the Transfer Agreement.
ARTICLE III: RELEASE OF NUMEREX STOCK
3.1	Release of Escrow. The Escrow Agent shall release the Numerex Stock as follows:
     (a) Upon receipt by the Escrow Agent of joint written instructions (“Joint Instructions”) signed by Numerex, AD and Airdesk, it shall deliver the Numerex Stock in accordance with the terms of the Joint Instructions.
     (b) Upon receipt by the Escrow Agent of a final and non-appealable judgment, order, decree or award of a court or arbitable body of competent jurisdiction (a “Court Order”), the Escrow Agent shall deliver the Numerex Stock in accordance with the Court Order. Any Court Order shall be accompanied by an opinion of counsel for the party presenting the Court Order to the Escrow Agent (which opinion shall be satisfactory to the Escrow Agent) to the effect that the court issuing the Court Order has competent jurisdiction and that the Court Order is final and non-appealable.
     (c) The parties shall notify Escrow Agent in the event of a Change of Control (as defined below). Upon such notification, the Escrow Agent shall release Numerex Stock in an amount set forth and in accordance with the Join Instructions received. “Change of Control” shall mean (A) AD ceasing to be an Affiliate of Numerex, (B) the acquisition of shares of Numerex by any “person” or “group” (as such terms are used in Rule 13d-3 under the Securities Exchange Act of 1934 as now or hereafter amended) in a transaction or series of transactions that result in such person or group directly or indirectly first owning beneficially more than 50% of any class of Numerex stock after the date of this Agreement, (C) the consummation of a merger or other business combination after which the holders of voting capital stock of Numerex do not collectively own 50% or more of the voting capital stock of the entity surviving such merger or other business combination or the sale, lease, exchange or other transfer in a transaction or series of transactions of all or substantially all of the assets of Numerex or AD or (D) as the result of or in connection with any cash tender offer or exchange offer, merger or other business combination, sale of assets or contested election of directors or any combination of the foregoing transactions, the persons who constituted a majority of the members of the Board of Directors of Numerex on the date hereof and persons whose election as members of the Board of Directors was approved by such members then still in office or whose election was previously so approved after the date hereof, but before the event that constitutes a Change of Control, no longer constitute such a majority of the members of the Board of Directors then in office.
     (d) In the event that Michael Lang (“Lang”) is required to pay any amount to Motorola, Inc. in connection with the Guaranty in favor of Motorola, Inc. entered into on or about the date hereof, Numerex Stock sufficient to cover such amount paid by Lang shall be promptly released.
3.2	Acknowledgement of Numerex, AD and Airdesk; Disputes. Numerex, AD and Airdesk acknowledge that the only terms and conditions upon which the Numerex Stock is to be released are set forth in Article III of this Agreement. Numerex, AD and Airdesk reaffirm their agreement to abide by the terms and conditions of this Agreement with respect to the release of the Numerex Stock, and each shall take all proper steps in connection with any such release, including, by Airdesk, delivery of any necessary stock powers, and by Numerex, causing Numerex’s transfer agent to deliver any necessary certificates to Airdesk and the Escrow Agent. Any dispute with respect to the release of the Numerex Stock shall be resolved pursuant to Section 4.2 or by agreement among Numerex, AD and Airdesk.
3.3	Acknowledgement of Airdesk. Airdesk acknowledges and agrees that the shares of Numerex Stock first disbursed under this Agreement shall be transferred to Numerex as security under that certain Promissory Note and Stock Pledge Agreement between the parties and that Airdesk shall execute or cause to be executed any and all documentation reasonably requested by the Escrow Agent to effectuate such transfer including, without limitation, an irrevocable stock power. The number of shares of Numerex Stock transferred in accordance with this provision shall be as provided in the Promissory Note and Stock Pledge Agreement.

ARTICLE IV: CONCERNING THE ESCROW AGENT
4.1 Duties and Responsibilities of the Escrow Agent. The Escrow Agent’s duties and responsibilities shall be subject to the following terms and conditions:
     (a) Numerex, AD and Airdesk acknowledge and agree that the Escrow Agent (i) shall not be responsible for or bound by, and shall not be required to inquire into whether either Numerex or Airdesk is entitled to receipt of the Numerex Stock pursuant to any other agreement or otherwise; (ii) shall be obligated only for the performance of such duties as are specifically assumed by the Escrow Agent pursuant to this Agreement; (iii) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction, instrument, statement, request or document furnished to it hereunder and believed by the Escrow Agent in good faith to be genuine and to have been signed or presented by the proper person or party, without being required to determine the authenticity or correctness of any fact stated therein or the propriety or validity or the service thereof; (iv) may assume that any person purporting to give notice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so; (v) shall not be responsible for the identity, authority or rights of any person, firm or corporation executing or delivering or purporting to execute or deliver this Agreement or any document deposited hereunder or any endorsement thereon or assignment thereof; (vi) shall not be under any duty to give the property held by Escrow Agent hereunder any greater degree of care than Escrow Agent gives its own similar property; and (vii) may consult counsel satisfactory to Escrow Agent, the opinion of such counsel to be full and complete authorization and protection in respect of any action taken, suffered or omitted by Escrow Agent hereunder in good faith and in accordance with the opinion of such counsel.
     (b) Numerex, AD and Airdesk acknowledge that the Escrow Agent is acting solely as a stakeholder at their request and that the Escrow Agent shall not be liable for any action taken by Escrow Agent in good faith and believed by Escrow Agent to be authorized or within the rights or powers conferred upon Escrow Agent by this Agreement. Numerex, AD and Airdesk, jointly and severally, agree to indemnify and hold harmless the Escrow Agent and any of Escrow Agent’s partners, employees, agents and representatives for any action taken or omitted to be taken by Escrow Agent or any of them hereunder, including the fees of outside counsel and other costs and expenses of defending itself against any claim or liability under this Agreement, except in the case of gross negligence or willful misconduct on Escrow Agent’s part committed in its capacity as Escrow Agent under this Agreement. The Escrow Agent shall owe a duty only to Numerex, AD and Airdesk under this Agreement and to no other person.
     (c) Numerex, AD and Airdesk jointly and severally agree to reimburse the Escrow Agent for its reasonable out-of-pocket expenses incurred in connection with the performance of its duties and responsibilities hereunder not to exceed $1,000.

     (d) The Escrow Agent may at any time resign as Escrow Agent hereunder by giving thirty (30) days prior written notice of resignation to Numerex, AD and Airdesk. Prior to the effective date of the resignation as specified in such notice, Numerex, AD and Airdesk will issue to the Escrow Agent a Joint Instruction authorizing delivery of the Numerex Stock to a substitute Escrow Agent selected by Numerex, AD and Airdesk. If no successor Escrow Agent is named by Numerex, AD and Airdesk, the Escrow Agent may apply to a court of competent jurisdiction in the State of New York for appointment of a successor Escrow Agent, and to deposit the Numerex Stock with the clerk of any such court.
     (e) The Escrow Agent does not have and will not have any interest in the Numerex Stock, but is serving only as escrow agent, having only possession thereof.
     (f) The Escrow Agent shall not be liable for any action taken or omitted by it in good faith and reasonably believed by it to be authorized hereby or within the rights or powers conferred upon it hereunder, nor for action taken or omitted by it in good faith, and in accordance with advice of counsel (which counsel may be of the Escrow Agent’s own choosing), and shall not be liable for any mistake of fact or error of judgment or for any acts or omissions of any kind except for its own willful misconduct or gross negligence.
     (g) This Agreement sets forth exclusively the duties of the Escrow Agent with respect to any and all matters pertinent thereto and no implied duties or obligations shall be read into this Agreement.
     (h) The Escrow Agent shall be permitted to act as counsel for Numerex, AD, or Airdesk, as the case may be, in any dispute as to the disposition of the Numerex Stock, in any other dispute among Numerex, AD and Airdesk, whether or not the Escrow Agent is then holding the Numerex Stock and continues to act as the Escrow Agent hereunder.
     (i) The provisions of this Section 4.1 shall survive the resignation of the Escrow Agent or the termination of this Agreement.
4.2 Dispute Resolution: Judgments. Resolution of disputes arising under this Agreement shall be subject to the following terms and conditions:
     (a) If any dispute shall arise with respect to the delivery, ownership, right of possession or disposition of the Numerex Stock, or if the Escrow Agent shall in good faith be uncertain as to its duties or rights hereunder, the Escrow Agent shall be authorized, without liability to anyone, to (i) refrain from taking any action other than to continue to hold the Numerex Stock pending receipt of a Joint Instruction from Numerex, AD and Airdesk, or (ii) deposit the Numerex Stock with any court of competent jurisdiction in the State of New York, in which event the Escrow Agent shall give written notice thereof to Numerex, AD and Airdesk and shall thereupon be relieved and discharged from all further obligations pursuant to this Agreement. The Escrow Agent may, but shall be under no duty to, institute or defend any legal proceedings which relate to the Numerex Stock. The Escrow Agent shall have the right to retain counsel if it becomes involved in any disagreement, dispute or litigation on account of this Agreement or otherwise determines that it is necessary to consult counsel.
     (b) The Escrow Agent is hereby expressly authorized to comply with and obey any Court Order. In case the Escrow Agent obeys or complies with a Court Order, the Escrow Agent shall not be liable to Numerex, AD, Airdesk or to any other person, firm, corporation or entity by reason of such compliance.

ARTICLE V: MISCELLANEOUS
5.1 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the matters contained herein and pertaining to the escrow of the Numerex Stock and supersedes all prior agreements, understandings, negotiations and discussions of the parties, whether oral or written. There are no warranties, representations and other agreements made by the parties in connection with the subject matter hereof except as specifically set forth in this Agreement.
5.2 Extended Meanings. In this Agreement words importing the singular number include the plural and vice versa; words importing the masculine gender include the feminine and neuter genders. The word “person” includes an individual, body corporate, partnership, trustee or trust or unincorporated association, executor, administrator or legal representative.
5.3 Waivers and Amendments. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by all parties, or, in the case of a waiver, by the party entitled to the benefit thereof waiving compliance. Except as expressly stated herein, no delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder preclude any other or future exercise of any other right, power or privilege hereunder.
5.4 Headings. The division of this Agreement into articles, sections, subsections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.
5.5 Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by any party against any other party concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. Each of the parties hereto and the individuals executing this Agreement and other agreements on behalf of each party agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

5.6 Consent to Jurisdiction. Subject to Section 5.5 hereof, each of Numerex, AD, the Escrow Agent and Airdesk hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.
5.7 Construction. Each party acknowledges that its legal counsel participated in the preparation of this Agreement and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Agreement to favor any party against any other.
5.8 Termination. This escrow shall terminate upon the release of all Numerex Stock or at any time upon the agreement in writing of the Numerex, AD and Airdesk.
5.9 Notices. All notices, request, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given one (1) day after being sent by telecopy (with copy delivered by overnight courier, regular or certified mail):

TO ESCROW AGENT:	Andrew J. Ryan, Esq.
Salisbury & Ryan LLP
1325 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK
10019-6026 USA
TEL: (212) 977-4660
FAX: (212) 977-4668

TO NUMEREX:	Numerex Corp.
1600 Parkwood Circle SE
Suite 200
Atlanta, Georgia 30339
Attention: Legal Counsel
FAX: (770) 693-5951
TEL: (770) 693-5950

TO AD:	Airdesk, LLC
1600 Parkwood Circle SE
Suite 200
Atlanta, Georgia 30339
Attention: Chief Executive Officer
FAX: (770) 693-5951
TEL: (770) 693-5950

TO AIRDESK:	AirDesk, Inc.
c/o Michael W. Lang
8534 Highgrove Street
Charlotte, NC 28277
FAX: (704) 544-1850
TEL: (704) 544-1377
or to such other address as any of them shall give to the others by notice made pursuant to this Section.

5.10 Assignment; Binding Agreement. Neither this Agreement nor any right or obligation hereunder shall be assignable by any party without the prior written consent of the other parties hereto. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective legal representatives, successors and assigns.
5.11 Invalidity. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal, or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.
5.12 Counterparts/Execution. This Agreement may be executed in any number of counterparts and by different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile transmission.
5.13 Agreement. Each of the undersigned states that he has read the foregoing Escrow Agreement and understands and agrees to it.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their fully authorized representatives effective as of the day and year first above written.

NUMEREX CORP.

By:	/s/ Stratton J. Nicolaides

Stratton J. Nicolaides, Chairman and CEO

Date: January 4, 2006

AIRDESK LLC

By:	/s/ Stratton J. Nicolaides

Stratton J. Nicolaides, President

Date: January 5, 2006

AIRDESK INC.

By:	/s/ Michael Lang

Michael Lang, President

Date: January 5, 2006

SALISBURY & RYAN LLP, as Escrow Agent

By:	/s/ Andrew J. Ryan

Andrew J. Ryan

Date: January 5, 2006

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